Exhibit 10.1
*** = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

SECOND AMENDMENT TO OFFTAKE SUPPLY AGREEMENT (ORIGIN 2)

This Second Amendment (“Second Amendment”) to the Offtake Supply Agreement (Origin 2) dated August 1, 2022 (“Agreement”) between Danone Asia Pte Ltd. (“Buyer”) and Origin Materials Operating, Inc. (“Seller”) is entered into and hereby modifies certain terms and conditions of the Agreement. All capitalized terms used herein will have the same meanings as set forth in the Agreement.

This Amendment shall be effective on July 10, 2023 (the “Second Amendment Effective Date”).

The Parties agree as follows:

1.Modification to Section 2.3(a)(i) of the Agreement. The Section of the Agreement entitled Buyer Offtake Notice Condition shall be modified as set forth below:

“Buyer shall have, on or prior to [***] (the “Outside Date”), delivered to Seller written notice (the “Buyer Offtake Notice”) specifying: (i) the precise Offtake Amount it wishes to purchase per Contract Year under this Agreement…”
2.    Miscellaneous. Except as set forth in this Second Amendment, the Agreement has not been modified and its terms and conditions shall remain in full force and effect. In the event of any conflict between the terms and conditions of the Agreement, the Second Amendment shall control. All references to the Agreement shall be deemed to refer to the Agreement as amended by this Second Amendment. Any provision of this Second Amendment which is prohibited or unenforceable in any jurisdiction where such provision would otherwise be applied, shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Second Amendment or affecting the validity or enforceability of such provision in any other jurisdiction. This Second Amendment may be amended only upon the written consent of the Parties.

IN WITNESS WHEREOF, the Parties have executed this Second Amendment as of the date set forth above.

Origin Materials Operating, Inc.:	Danone Asia Pte Ltd.:
By:	By:
Name:	Name:
Title:	Title: